Promissory Notes	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
PROMISSORY NOTES
11.	PROMISSORY NOTES

On August 4, 2017, the Company issued promissory note at the principle amount of USD25,000 (equivalent to RMB168,180) to Haitong. The note bears a simple annual interest rate of 8% and has a maturity term of 2 years from the date of issuance.

As disclosed in Note 10, the amendment of the convertible notes to Huazhong was accounted for as an extinguishment of the original convertible notes and issuance of a new note at the same principal amount of RMB190,000. For the new note, Puxin Education will repay the principle and interest to Huazhong as stipulated in the amendment agreement. The new note bears a simple annual interest rate of 12% and has a maturity term of 22 months since the original date the issuer received the first proceed and can be extended by Puxin Education for another 36 months. If China Central International exercises the warrant, it should surrender the warrant to the Company and make payment to the Company of an amount equal to exercise price in cash, within 5 business days upon the full payment of the principal and all the interests accrued on the principal, or at the option of China Central International, within 5 business days upon the Company’s receipt of the note of exercise.

For the years ended December 31, 2017 and 2018, the Group recognized interest expense of RMB5,556 and RMB32,026 for the notes, respectively.

11.	PROMISSORY NOTES-continued

The carrying value of promissory notes approximate its fair value, as interest rate approximates market rate. The fair value of promissory notes was determined as present value of the notes using market interest rate. The promissory notes was categorized in Level 2 of the fair value hierarchy.

As part of the agreements with the noteholders, the Company and Puxin Education pledged certain equity interest of themselves and its subsidiaries of the Group as described in Note 20.